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                                                                   EXHIBIT 10.15

                         ASSIGNMENT OF PARTNER INTEREST
                                AND AMENDMENT TO
                   AMENDED AND RESTATED PARTNERSHIP AGREEMENT
                                       OF
                              OPPENHEIMER CAPITAL

    This Assignment of Partner Interest and Amendment to the Amended and Restated Partnership Agreement of Oppenheimer Capital, dated as of November 4, 1997 (this "Assignment and Amendment Agreement"), is entered into by and among Oppenheimer Financial Corp., a Delaware corporation and the managing partner ("Opfin"), Value Advisors LLC, a Delaware limited liability company and the successor managing partner ("Value Advisors"), and Oppenheimer Capital, L.P., a Delaware limited partnership and a partner ("Opcap L.P.")

                              W I T N E S S E T H:

    WHEREAS, Oppenheimer Capital (the "Partnership") has been formed as a general partnership under the Uniform Partnership Law of the State of Delaware (6 Del. C. Section 1501, et seq.) (the "DUPL") pursuant to an Amended and Restated Partnership Agreement of the Partnership, dated as of March 14, 1991 (as amended, the "Partnership Agreement");

    WHEREAS, Opfin is the sole managing partner of the Partnership and Opcap LP is the only other partner of the Partnership;

    WHEREAS, Opfin desires to designate Value Advisors as the Managing Partner (as defined in the Partnership Agreement) and immediately thereafter assign, transfer and convey all of its interest in the Partnership as a partner of the Partnership (the "Partner Interest") to Value Advisors pursuant to the Contribution Agreement, dated as of


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November 4, 1997, among the parties named therein (the "Contribution
Agreement"), and Opfin desires to withdraw from the Partnership as a partner of the Partnership;

     WHEREAS, Value Advisors desires to become the Managing Partner and to purchase the Partner Interest presently held by Opfin, and Value Advisors desires to be admitted to the Partnership as a successor partner of the Partnership;

     WHEREAS, this Assignment and Amendment Agreement is being adopted pursuant to the provisions of the Partnership Agreement and is an amendment to the Partnership Agreement that may be adopted by the Managing Partner without the approval of Opcap L.P.; and

     WHEREAS, the undersigned, being all of the partners of the Partnership, to accomplish the foregoing, desire to amend the Partnership Agreement in the manner set forth herein.

     NOW, THEREFORE, the undersigned, in consideration of the premises, covenants and agreements contained herein, do hereby agree as follows:

     1. Assignment. Notwithstanding any provision in the Partnership Agreement to the contrary, for value received, the receipt and sufficiency of which are hereby acknowledged, upon the execution of this Assignment and Amendment Agreement by the parties hereto, Opfin does hereby assign, transfer and convey all rights in, title to, and interest in, the Partner Interest pursuant to the Contribution Agreement to Value Advisors. Immediately prior to such assignment and transfer, Opfin, pursuant to the Partnership Agreement, including, without limitation, Section 7.01 of the Partnership Agreement, hereby, prior to such assignment and transfer set forth in this Section 1, designates Value Advisors as the new Managing Partner. Opfin, prior to such transfer, has



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made an Assignment Determination (as defined in the Partnership Agreement) and a Tax Determination (as defined in the Partnership Agreement).

     2. Admission. Notwithstanding any provision in the Partnership Agreement to the contrary, Value Advisors upon its execution delivery of the Assignment and Amendment Agreement is hereby admitted to the Partnership as a partner of the Partnership and the Managing Partner. The admission shall be deemed to have occurred, immediately prior to the withdrawal of Opfin from the Partnership as a partner of the Partnership.

     3. Withdrawal. Notwithstanding any provision in the Partnership Agreement to the contrary, Opfin hereby withdraws from the Partnership as a partner of the Partnership. The withdrawal shall be deemed to have occurred, immediately after the admission of Value Advisors to the Partnership as a general partner of the Partnership.

     4. Continuation. The parties hereto agree that following the withdrawal of Opfin from the Partnership as a partner of the Partnership, Value Advisors is authorized to and hereby agrees to continue the business of the Partnership.

     5. Books and Records. Value Advisors shall take all actions necessary under the DUPL and the Partnership Agreement, to evidence the withdrawal of Opfin from the Partnership as a partner of the Partnership and the admission of Value Advisors to the Partnership as both a partner of the Partnership and the Managing Partner.

     6. Future Cooperation. Each of the parties hereto agrees to cooperate at all times from and after the date hereof with respect to all of the matters described herein, and to execute such further assignments, releases, assumptions, amendments of the Partnership Agreement, notifications and other documents as may be reasonably requested

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for the purpose of giving effect to, or evidencing or giving notice of, the transactions contemplated by this Assignment and Amendment Agreement.

          7. Binding Effect. This Assignment and Amendment Agreement shall be binding upon, and shall enure to the benefit of, the parties hereto and their respective successors and assigns.

          8. Execution in Counterparts. This Assignment and Amendment Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which constitute one and the same instrument.

          9. Agreement in Effect. Except as hereby amended, the Partnership Agreement shall remain in full force and effect.

          10. Governing Law. This Assignment and Amendment Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, all rights and remedies being governed by such laws, without regard to principle of conflict of laws rules.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Amendment Agreement to be duly executed as of the day and year first above written.


                                        VALUE ADVISORS LLC

                                        By: /s/ KENNETH M. POOVEY
                                           -------------------------------
                                           Name: Kenneth M. Poovey
                                           Title: Executive Vice President


                                        OPPENHEIMER FINANCIAL CORP.


                                        By: /s/ KENNETH M. POOVEY
                                           -------------------------------
                                           Name: Kenneth M. Poovey
                                           Title: Executive Vice President


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                                        OPPENHEIMER CAPITAL, L.P.


                                        By: /s/ KENNETH M. POOVEY
                                           -------------------------------
                                           Name:  Kenneth M. Poovey
                                           Title: Executive Vice President




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